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                                                                    Exhibit 22.1

                                    PART IV

Item 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

         (a)(3) EXHIBITS

        Subsidiaries of the Company


CATHAY BANK                                      CATHAY INVESTMENT COMPANY

a California Corporation                         a California Corporation

100% owned                                       100% owned by Cathay Bank